SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2016

Guidance Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33197	95-4661210

(Commission File Number)	(IRS Employer Identification No.)

1055 East Colorado Blvd, Pasadena, California 91106-2375	91101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 626-229-9191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On April 22, 2016, Guidance Software, Inc. (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with Shawn H. McCreight, Jennifer McCreight and the McCreight Living Trust UA 31-MAR-06 (collectively, the “Investors”).

Pursuant to the Settlement Agreement, promptly following the execution of the Settlement Agreement, the Company (i) accepted the resignations tendered by Christopher Poole and Shawn H. McCreight as members of the Company’s board of directors (the “Board”), (ii) agreed to elect John P. Colbert as a director of the Company, (iii) agreed to elect Michael J. McConnell as a director of the Company and (iv) agreed that prior to the Company’s 2018 Annual Meeting, the Investors shall have the exclusive right to designate nominees to fill any and all vacancies in the seats to be held by Mr. Colbert and Mr. McConnell, and, subject to meeting certain requirements pursuant to the Settlement Agreement and the approval of the Board (not to be unreasonably withheld), the Board will promptly elect such nominees to the Board to serve for the remainder (if any) of the term of such prior directors who vacated such Board seats.  Pursuant to the Settlement Agreement, the Investors (i) agreed to vote (a) at the Company’s 2016 Annual Meeting, as recommended by the Board in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2016 for each proposal contained therein, (b) at the Company’s 2017 Annual Meeting, in favor of a new equity incentive plan to be approved by the Company’s stockholders, provided that such plan will not provide in excess of 2,000,000 shares to be issued pursuant to such plan or, in the event that such Plan provides for more than 2,000,000 but less than or equal to 3,000,000 shares to be issued pursuant to such Plan, the Investors agreed to abstain from voting either for or against such plan, and (c) at the Company’s 2017 Annual Meeting, in favor of any “say-on-pay” proposals voted on at such meeting and (ii) agreed to stop soliciting proxies for any purpose.  In light of Mr. Poole’s resignation, the Company intends to vote any proxies received by it with respect to the 2016 Annual Meeting for the election of Mr. McConnell in the place of Mr. Poole.  In light of its agreement to elect Mr. Colbert as a director of the Company, promptly following the 2016 Annual Meeting, the Board will re-establish its size at seven and appoint Mr. Colbert to the seat previously vacated by Mr. McCreight.

The Settlement Agreement also includes, among other provisions, certain nomination rights and non-disparagement, standstill, cross-release and voting commitments by the Investors, and the Company agreed to pay the Investors’ out-of-pocket expenses incurred in connection with the Company’s 2016 Annual Meeting in an amount up to $650,000. The description of the Settlement Agreement contained herein is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference.

On April 22, 2016, the Company entered into a Standstill Agreement (the “Standstill Agreement”) with Michael J. McConnell including certain standstill commitments by Mr. McConnell.  The description of the Standstill Agreement contained herein is qualified in its entirety by reference to the full text of the Standstill Agreement, a copy of which is filed as Exhibit 10.2 and is incorporated by reference.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

As noted in Item 1.01 above, in connection with the Company’s execution of the Settlement Agreement, effective April 22, 2016, Christopher Poole and Shawn H. McCreight each tendered his resignation as a member of the Board. Mr. Poole’s and Mr. McCreight’s resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Directors

As noted in Item 1.01 above, in connection with the Company’s execution of the Settlement Agreement, effective April 22, 2016, the Board agreed to appoint (i) Mr. Colbert as a director of the Company to serve until the expiration of the term at the 2016 Annual Meeting, or until his earlier death, disqualification, resignation or removal and (ii) Mr. McConnell as a director of the Company to serve until the expiration of the term at the 2016 Annual Meeting, or until his earlier death, disqualification, resignation or removal.

Each of Messrs. Colbert and McConnell will be compensated for his service on the Board and service on each respective committee pursuant to the Company’s non-employee director compensation practices (each pro-rated for any partial year of service). Further, each of Messrs. Colbert and McConnell will receive an annual equity grant pursuant to the Company’s Second Amended and Restated 2004 Equity Incentive Plan in an amount consistent with the awards granted annually to non-employee directors. Messrs. Colbert and McConnell also will enter into the Company’s standard form of director indemnification agreement.

The Company has not entered into any transactions identified in Item 404(a) of Regulation S-K with Messrs. Colbert or McConnell.

The description of the Settlement Agreement contained herein is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference.

Item 7.01              Regulation FD Disclosure.

On April 22, 2016, the Company and the Shareholder Group issued a joint press release announcing the entry into the Settlement Agreement and the appointment of Messrs. Colbert and McConnell to the Board. This press release also announced the resignation of Messrs. Poole and McCreight from the Board. A copy of this press release is furnished as Exhibit 99.1 hereto.

The information provided pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d)	Exhibits

10.1	Settlement Agreement effective April 22, 2016, by and among Guidance Software, Inc. and Shawn H. McCreight, Jennifer McCreight and the McCreight Living Trust UA 31-MAR-06

10.2	Standstill Agreement dated as of April 22, 2016, by and among Guidance Software, Inc. and Michael J. McConnell

99.1	Press Release dated April 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guidance Software, Inc.

(a Delaware Corporation)

/S/ Alfredo Gomez
Alfredo Gomez
Senior Vice President, General Counsel and Corporate Secretary

April 22, 2016